EXHIBIT 10.1
                                                                    ------------

                                    FORM OF
                  AMENDMENT #5 TO CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT #5 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into by the undersigned parties as of August 13, 2004 with respect to the Credit and Security Agreement dated as of August 16, 2002, as amended (the "CREDIT AND SECURITY AGREEMENT"), by and among Boston Scientific Funding Corporation, a Delaware corporation ("BORROWER"), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), Victory Receivables Corporation, a Delaware corporation ("VICTORY"), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent, as amended from time to time.

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE CREDIT AND SECURITY AGREEMENT.


                                    RECITALS

     WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

     WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. AMENDMENTS. The following definitions in the Credit and Security Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                        "DILUTION HORIZON RATIO" means, as of any Cut-off Date,
            a ratio (expressed as a decimal), computed by dividing (i) the aggregate sales generated by the Originators during the month ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

                        "DILUTION RATIO" means, as of any Cut-Off Date, a ratio
            (expressed as a percentage), computed by dividing (i) the total amount of decreases in outstanding principal balances of the Receivables due to Dilutions during the month ending on such Cut-Off Date, by (ii) the aggregate sales generated by the Originators during the month prior to the current month ending on such Cut-Off Date.

                        "SCHEDULED TERMINATION DATE" means, as to each Liquidity
            Bank, the earlier to occur of August 12, 2005 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

     2. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement, (b) Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the liquidity commitment thereunder until at least August 12, 2005, duly executed by the parties thereto, and (c) Blue Ridge shall have received counterparts of an amendment to the Blue Ridge Liquidity Agreement extending the liquidity commitment thereunder until at least August 12, 2005, duly executed by the parties thereto. The signatures of Victory and Blue Ridge on counterparts of this Amendment shall constitute confirmation that conditions (b) and (c), respectively, have been satisfied.

     3. SCOPE OF AMENDMENT. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.



                            [SIGNATURE PAGES FOLLOW]



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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                      BOSTON SCIENTIFIC FUNDING CORPORATION



                                      By:
                                         ------------------------------
                                      Name:
                                      Title:



                                      BOSTON SCIENTIFIC CORPORATION, AS SERVICER



                                      By:
                                         ------------------------------
                                      Name:
                                      Title:







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

                                      BLUE RIDGE ASSET FUNDING CORPORATION

                                      BY: WACHOVIA CAPITAL MARKETS, LLC, ITS
                                          ATTORNEY-IN-FACT


                                      By:
                                         ------------------------------
                                      Name:
                                      Title:



                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      individually as a Liquidity Bank, as Blue
                                      Ridge Agent and as Administrative Agent


                                      By:
                                         ------------------------------
                                      Name:
                                      Title:











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

                                      VICTORY RECEIVABLES CORPORATION


                                      By:
                                         ------------------------------
                                      Name:
                                      Title:


                                      THE BANK OF TOKYO-MITSUBISHI LTD.,
                                      NEW YORK BRANCH, as a Liquidity Bank



                                      By:
                                         ------------------------------
                                      Name:
                                      Title:



                                      THE BANK OF TOKYO-MITSUBISHI LTD.,
                                      NEW YORK BRANCH, as Victory Agent



                                      By:
                                         ------------------------------
                                      Name:
                                      Title:






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